UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 19, 2016 (August 15, 2016)

Date of Report (Date of earliest event reported)

Sino Payments, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

 (Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

 .

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 .

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 15, 2016, SINO Payments, Inc. (“Company”) had received written consents from holders of 15,421,941 shares of Company Common Stock, being approximately 52% of the issued and outstanding shares of the Company’s Common Stock (based on 29,656,130 shares outstanding), to approve the following corporate actions:

Item 1.

Election of Directors. The following directors for a one-year term commencing on the date of election and assumption of office and ending with the election of a successor in 2017 and assumption of office by the successor:

Name	Votes For	Votes Against	Votes Abstain
Kenneth Tan	15,421,941	0	0
Edmund Yeung	15,421,941	0	0
Matthew Mecke, Outside Director	15,421,941	0	0
Bella Tsang, Outside Director	15,421,941	0	0
Johan Pehrson, Outside Director	15,421,941	0	0

All nominees were elected.

Item 2.

Executive Compensation. The compensation for the Chief Executive Officer and Chief Financial Officer of the Company is approved pursuant to the required advisory vote on executive compensation.

Item 3.

Frequency of Advisory Vote. The conduct of the advisory vote on certain senior officers of the Company is approved for a three-year frequency.

Item 4.

Approve an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Sino Payments, Inc.” to “VEI Exchange International, Inc.” The change in name will not occur until the Financial Industry Regulatory Authority or “FINRA” has approved the name change and the Company files an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada.

Item 5.

Ratify the proposed acquisition of the outstanding capital stock of TAP Services, Inc., a Philippines company, for $200,000 cash. The conditions for closing of this acquisition have not been met as of the date of this Report on Form 8-K. The Company will file a Form 8-K Report when and if the conditions to this proposed stock acquisition have been met.

The above actions will not be effective for federal securities law purposes until twenty days after the mailing of an information statement to Company shareholders, which information statement should be filed with the Commission shortly and, subject to possible Commission review, mailed in early September 2016 to shareholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2016

SINO Payments, Inc.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: President, Chief Executive Officer and Director